U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                           FORM 8-K/A

                      AMENDMENT TO FORM 8-K
                        Filed Pursuant to
               THE SECURITIES EXCHANGE ACT OF 1934

                       THE PARKWAY COMPANY
     (Exact name of registrant as specified in its charter)


                         AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed December 14, 1994 as set forth in the pages attached hereto:

           Item 7.  Financial Statements and Exhibits

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 9, 1995                 THE PARKWAY COMPANY

                                   By  /s/ Sarah P. Clark
                                        Sarah P. Clark
                                        Vice President,
                                        Chief Financial Officer
                                        and Secretary




                           FORM 8-K/A

                       THE PARKWAY COMPANY


Item 7.   Financial Statements and Exhibits.

               (a)  Financial Statements

               The following audited financial statements of Congress Street Properties, Inc. for the year ended
          August 31, 1994 are attached in an Exhibit hereto.


               CONGRESS STREET PROPERTIES, INC.
                                                             Page

Independent Auditors' Report                                    3
Consolidated Balance Sheets - as of August 31, 1994
  and 1993                                                      6
Consolidated Statements of Income - for the years ended
  August 31, 1994 and 1993                                      7
Consolidated Statements of Cash Flows - for the years
  ended August 31, 1994 and 1993                                8
Consolidated Statements of Shareholders' Equity
  for the years ended August 31, 1994 and 1993                  9
Notes to Consolidated Financial Statements                     10

INDEPENDENT AUDITORS' REPORT

Shareholders and Board of Directors
Congress Street Properties, Inc.

    We have audited the accompanying consolidated balance sheets of Congress Street Properties, Inc. and subsidiary as of August 31, 1994 and 1993, and the related consolidated statements of income, shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of EB, Inc. (an investee in which the Company has a 19.24% direct and indirect interest) and EastGroup Properties (an investee in which the Company has a .98% indirect interest through the Company's investment in The Parkway Company), have been audited by other auditors whose reports have been furnished to us; insofar as our opinion on the consolidated financial statements relates to data included for EB, Inc. for its years ended December 31, 1993 and 1992; and EastGroup Properties for its years ended December 31, 1993 and 1992; it is based in part on their reports.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

    In our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Congress Street Properties, Inc. and subsidiary at August 31, 1994 and 1993, and the consolidated results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.




                                           /s/ Ernst & Young LLP
                                           Ernst & Young LLP


Jackson, Mississippi
January 24, 1995





INDEPENDENT AUDITORS' REPORT


Board of Directors and Stockholders
EB, Inc.
Jackson, Mississippi


We have audited the accompanying balance sheets of EB, Inc. as of December 31, 1993 and 1992 and the related statements of operations, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of EB, Inc. as of December 31, 1993 and 1992 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.




/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
March 10, 1994





                  INDEPENDENT AUDITORS' REPORT


The Trustees and Shareholders
EastGroup Properties:


We have audited the consolidated balance sheets of EastGroup Properties and subsidiaries (the Company), a Maryland real estate investment trust, as of December 31, 1993 and 1992, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 1993. Such consolidated financial statements are not presented separately herein. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of EastGroup Properties and subsidiaries at December 31, 1993 and 1992, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1993 in conformity with generally accepted accounting principles.



                                        /s/ KPMG Peat Marwick LLP
Jackson, Mississippi                    KPMG Peat Marwick LLP
March 17, 1994

                   CONSOLIDATED BALANCE SHEETS

                                                  August 31
                                             -------------------
                                               1994       1993
                                             -------------------
                                               (In thousands)
Assets

Real estate investments:
  Real estate companies....................  $ 11,957   $ 11,110
  Real estate partnership..................    (1,553)    (1,151)
                                             --------   --------
                                               10,404      9,959
Cash.......................................        74         24
Amount receivable from affiliate...........        45          -
Other assets...............................       110        144
                                             --------   --------
                                             $ 10,633   $ 10,127
                                             ========   ========

Liabilities and Shareholders' Equity

Liabilities

Note payable to affiliate..................  $    389   $    448
Notes payable to bank......................        36        746
Amounts payable to affiliates..............        90        260
Deferred income taxes......................       124         83
Other liabilities..........................       203        160
                                             --------   --------
                                                  842      1,697
                                             --------   --------

Commitments and Contingencies

Shareholders' Equity

Common Stock, $.10 par value, authorized -
  3,000,000 shares; issued and outstanding
  2,358,714 in 1994 and 1,283,305 shares
  in 1993..................................       236        128
Capital in excess of par value.............    13,515     12,818
Retained earnings (deficit)................    (2,710)    (2,997)
                                             --------   --------
                                               11,041      9,949
Less: Treasury shares at cost - 207,896
        shares in 1994 and 1993............    (1,517)    (1,519)
      Unrealized gain on securities........       267          -
                                             --------   --------
                                                9,791      8,430
                                             --------   --------
                                             $ 10,633   $ 10,127
                                             --------   --------



           See notes to consolidated financial statements




                CONSOLIDATED STATEMENTS OF INCOME
              (In thousands, except per share data)


                                           Year Ended August 31
                                         -----------------------
                                            1994         1993
                                         -----------------------

Revenues
 Equity in earnings (losses):
  Real estate companies...............   $      897   $      743
  Real estate partnership.............         (343)        (378)
 Interest.............................           35           34
 Gain on sale of real estate
   investments........................            5           47
                                         ----------   ----------
                                                594          446
                                         ----------   ----------

Expenses
 Interest.............................           59          127
 General and administrative...........          227          185
 Real estate owned expenses...........            -            1
 Allowance for possible losses........            -          (30)
                                         ----------   ----------
                                                286          283
                                         ----------   ----------
  Income before income taxes and
    discontinued operations...........          308          163

Income tax expense....................           41           54
                                         ----------   ----------

Income before discontinued operations.          267          109
                                         ----------   ----------

Equity in income from discontinued
 operations of equity method investees:
 Income from discontinued operations..           23          213
 Gain on sale of discontinued
   operations.........................            -          503
                                         ----------   ----------
                                                 23          716
                                         ----------   ----------
 Net income...........................   $      290   $      825
                                         ==========   ==========

Income per share:
 From continuing operations...........   $      .15   $      .10
 From discontinued operations.........          .01          .67
                                         ----------   ----------

  Net income..........................   $      .16   $      .77
                                         ==========   ==========

Weighted average shares outstanding...        1,841        1,075
                                         ==========   ==========



         See notes to consolidated financial statements


              CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (In thousands)

                                           Year Ended August 31
                                           --------------------
                                            1994         1993
                                           --------------------

Operating Activities
Net income.............................. $      290   $      825
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
  Allowance for possible losses.........          -          (30)
  Equity in earnings of real estate
   companies and partnership............       (577)      (1,081)
  Dividends received from real estate
   companies............................        340          454
  Gains on real estate..................          -          (47)
  Deferred income taxes.................         41           55
  Deferred gain recognized..............         (5)           -
  Changes in operating assets and
   liabilities:
   (Increase) Decrease in other assets..         34           27
   Increase (decrease) in other
    liabilities.........................         43          (16)
                                         ----------   ----------
Net cash provided by operating activities       166          187
                                         ----------   ----------

Investing Activities
 Decrease in deferred gain..............          -          (65)
 Collection of note receivable..........          5           30
 Proceeds from sale of real estate......          -          339
 Distributions from (contributions to)
  partnership...........................         59          (63)
 Advances (payments) of amounts due
  affiliates............................       (215)         126
                                         ----------   ----------
Net cash provided by (used in) investing
  activities............................       (151)         367
                                         ----------   ----------

Financing Activities
 Proceeds from line of credit...........      1,733        2,185
 Principal payments on line of credit...     (2,443)      (2,751)
 Principal payments on notes payable to
  affiliate.............................        (59)           -
 Net proceeds from rights offering......        805            -
 Stock options exercised................         (1)           -
                                         ----------   ----------
Net cash provided by (used in) financing
  activities............................         35         (566)
                                         ----------   ----------

Increase (decrease) in cash.............         50          (12)
Cash and cash equivalents at beginning
  of year...............................         24           36
                                         ----------   ----------
Cash and cash equivalents at end of year $       74   $       24
                                         ==========   ==========

         See notes to consolidated financial statements

                      CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                                      (In thousands)

                              Capital    Retained           Unrealized
                    Common   In Excess   Earnings  Treasury  Loss On
                    Stock  of Par Value (Deficit)    Stock  Securities  Total
                   ----------------------------------------------------------


Balance at
 August 31, 1992.. $  128    $12,818     $(3,822)  $(1,519)  $   (29) $ 7,576
 Net Income.......      -          -         825         -         -      825
 Unrealized loss
  on securities...      -          -           -         -        29       29
                   ------    -------     -------   -------   -------  -------
Balance at
 August 31, 1993..    128     12,818      (2,997)   (1,519)        -    8,430

 Net income.......      -          -         290         -         -      290
 Stock issued in
  rights offering.    108        697           -         -         -      805
 Unrealized gain
  on securities...      -          -           -         -       267      267
 Stock options
  exercised.......      -          -          (3)        2         -       (1)
                   ------    -------     -------   -------   -------  -------
Balance at
 August 31, 1994.. $  236    $13,515     $(2,710)  $(1,517)  $   267  $ 9,791
                   ======    =======     =======   =======   =======  =======


                See notes to consolidated financial statements






            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note A - Significant Accounting Policies

  Principles of Consolidation

   The consolidated financial statements include the accounts of Congress Street Properties, Inc. (the "Company"), and its wholly-owned subsidiary, Eastover Realty Corporation. All significant intercompany transactions and accounts have been eliminated.

   For years ending after August 31, 1992, the Company adopted the financial statement reporting provisions of Regulation S-B of the Securities and Exchange Commission.

  Investments in Real Estate Companies and Partnerships

   The equity method of accounting is used to account for investments in which the Company has the ability to exercise significant influence over the operating and financial policies of the investee. Loss in value of equity investments that is considered to be an other than temporary decline is charged to operations.

  Impact of Recently Issued Accounting Standards

   In May, 1993, Statement of Financial Accounting Standard (SFAS) No. 114, "Accounting by Creditors for Impairment of a Loan" was issued. The statement must be adopted for fiscal years beginning after December 15, 1994. Management does not expect any material effect to the Company from the application of Statement No. 114.

   In March 1993, SFAS No. 115 "Accounting for Certain Investments in Debt and Equity Securities", was issued and is to be effective for fiscal years beginning after December 15, 1993. Management does not expect any material effect to the Company from the application of SFAS No. 115. Certain of the Company's equity method investees adopted SFAS No. 115 during fiscal 1994. The effect to the Company is reflected in the accompanying consolidated statements of shareholders' equity as unrealized gain on securities.

  Income Recognition

   Interest income on each loan is recognized based on the outstanding loan balances, unless its collectibility is determined to be doubtful.

  Cash Equivalents

   The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

  Reclassifications

   Certain reclassifications have been made in the 1993 financial statements to conform to the 1994 classifications.

  Business Segment

   The Company's operations are almost exclusively in the real estate industry.

Note B - Investments in Real Estate Companies

   The equity method of accounting was used to account for the investments in The Parkway Company ("Parkway") and EB, Inc. because officers and directors of the Company were also directors or officers of these investees, and the Company and its other equity method investees own substantial shareholdings in Parkway and EB, Inc. (36.74% and 52.36%, respectively, in the aggregate).

   Investments in real estate companies consist of the following:

                  Aug. 31,
                   1994      August 31, 1994    August 31, 1993
                ---------- ------------------ ------------------
                   Direct              Quoted             Quoted
                 Ownership             Market             Market
                Percentage Investment  Value  Investment  Value
                ---------- ----------  ------ ----------  ------
                                (In thousands)
Equity method investees
  Parkway ......   36.74%   $11,712    $7,514   $10,882  $5,671
  EB, Inc. .....     .80%       245       134       228     123
                            -------             -------
                            $11,957             $11,110
                            =======             =======

   The Company also owned 930,132 shares of Rockwood National
Corporation at August 31, 1994 and 1993. This investment was written to zero at March 31, 1992.

   The condensed financial information for the equity method investees presented below was summarized from the investees' financial statements filed with the Securities and Exchange
Commission prior to August 31, 1994 and was used by the Company to record the Company's equity in the investees' operations.


Parkway Balance Sheet (In thousands)
                                                          June 30
Assets                                                      1994
                                                          -------
Real estate and mortgage loans........................... $41,512
Investments in real estate companies,
 partnerships and corporate joint venture................  15,711
Cash and short term investments..........................     412
Other....................................................   2,100
                                                          -------
                                                          $59,735
                                                          =======
Liabilities

Notes and mortgages payable.............................. $26,533
Other liabilities........................................   1,473
                                                          -------
                                                           28,006
                                                          -------

Shareholders' Equity.....................................  31,729
                                                          -------
                                                          $59,735
                                                          =======

Statements of Operations (In thousands)
                                     For the Twelve Months Ended
                                               June 30
                                     ---------------------------
                                        1994             1993
                                     ---------------------------

Parkway
 Revenues........................... $    8,956       $    8,719
 Expenses...........................     (7,703)          (7,494)
 Income tax expense.................         (1)              (3)
 Income from discontinued operations         51            1,490
                                     ----------       ----------
 Net income......................... $    1,303       $    2,712
                                     ==========       ==========
   Equity in earnings recorded by
   Congress Street.................. $      913       $    1,434
                                     ==========       ==========

   In the fourth quarter of fiscal 1994, Parkway issued shares of its stock to acquire the net assets of First Continental Real Estate Investment Trust ("First Continental"). The Company recognized no gain or loss on the transaction, although its ownership percentage of Parkway decreased from 45.00% to 36.74%.

   The Company's investment in Parkway was $51,000 greater than and $1,350,000 less than the Company's pro rata share of Parkway's book value as of August 31, 1994 and 1993 respectively. This amount has been assigned to Parkway's and First Continental's principal assets and is being recognized as income and expense as the assets of Parkway and First Continental are liquidated. The income recognition amounted to $318,000 and $185,000 for the years ended August 31, 1994 and 1993, respectively.


                                     For the Twelve Months Ended
                                              March 31
                                     ---------------------------
                                        1994             1993
                                     ---------------------------
EB, Inc.
Revenue.............................  $ 2,650           $ 2,880
Expenses............................   (1,993)           (6,935)
Income from discontinued operations.      342             7,174
Income tax expense..................        -              (100)
                                      -------           -------

Net income..........................  $   999           $ 3,019
                                      =======           =======

Equity in earnings recorded by
  Congress Street...................  $     7           $    25
                                      =======           =======





                                     For the Twelve Months Ended
                                               March 31
                                     ---------------------------
                                        1994              1993
                                     ---------------------------
EastGroup Properties
Revenue.............................. $17,739           $14,137
Expenses............................. (15,197)          (12,385)
Recoveries (provisions for) possible
  losses.............................     144            (1,675)
Gains (losses) on investments........   4,560            (3,598)
                                      -------           --------
Net income (loss).................... $ 7,246           $(3,521)
                                      =======           =======

   Congress Street does not have a direct ownership in EastGroup Properties. The Company's equity method investee, Parkway, has a 2.68% ownership in EastGroup and accounts for this investment under the equity method of accounting. Congress Street, by virtue of its 36.74% ownership of Parkway, has recorded the operations of EastGroup indirectly through its equity in earnings of Parkway.

   The investment in Parkway includes equity in earnings of Parkway
through June 30, 1994.   Equity in earnings of EB, Inc. is recorded
through its quarter ended March 31, 1994. Congress Street owned its investment in EB, Inc. through a corporation of which 5% was owned by Congress Street and 95% by Parkway. This corporation was dissolved effective December 31, 1993 and the EB, Inc. stock was distributed pro rata to Congress Street and Parkway. The Company received 11,673 shares of EB, Inc. in the distribution and now owns the investment directly. In computing equity in earnings to be recorded from the investment in Parkway, the equity in earnings (losses) of Congress Street that are reflected in the operations of Parkway have been eliminated.

   On March 1, 1993, Eastover Bank sold its banking operations to Sunburst. This disposition of the banking operations has been treated in the financial statements of EB, Inc. as discontinued operations. The Company's share of these discontinued operations, recorded directly through its ownership interest and indirectly through the equity in earnings of Parkway, were $23,000 in 1994 and $716,000 in 1993.

   At August 31, 1994 and 1993, the Company has recorded in shareholders' equity approximately $6,251,000 and $5,678,000, respectively of undistributed earnings of Parkway.

Note C - Real Estate Owned

   Changes in real estate owned were as follows:

                                           Year Ended August 31
                                          ----------------------
                                             1994        1993
                                          ----------------------

Balance at beginning of period.........   $        -  $      321
Cost of real estate sold...............            -        (321)
                                          ----------  ----------
Balance at end of period...............   $        -  $        -
                                          ==========  ==========



   During the first quarter of fiscal 1993, the Company sold the Tall Pines land as follows:

        Sales price                           $ 350,000
        Land (net of allowance of $126,000)    (321,000)
        Closing costs                           (11,000)
                                              ---------
        Gain recognized                       $  18,000
                                              =========

   The proceeds from the sale were used to pay down the master note.

Note D - Real Estate Partnership

   Investment in real estate partnership at August 31, 1994 and 1993 was as follows:

                                                   August 31
                                Ownership      -----------------
Investment                      Percentage       1994     1993
- - - ----------                      ----------     -----------------
                                                (In thousands)
One Place Partners; owns a
  73.125% interest in an office
  building (One Jackson Place)
  in Jackson, MS................   48.5%       $(1,553)  $(1,151)
                                               =======   =======

   Condensed financial statements for One Jackson Place were as follows:

Balance Sheets
                                            June 30, 1994
                                           --------------
                                           (In thousands)
Assets

Land and building, net..............          $ 15,064
Rent receivable.....................               669
Cash and other assets...............               584
                                              --------
                                              $ 16,317
                                              ========
Liabilities

Mortgage and notes payable..........          $ 23,895
Other liabilities...................               476
                                              --------
                                                24,371
Partnership Deficit.................            (8,054)
                                              --------
                                              $ 16,317
                                              ========

Statements of Operations
                                    For the Twelve Months Ended
                                             June 30
                                    ---------------------------
                                      1994              1993
                                    ---------------------------

                                          (In thousands)
Revenues........................    $  3,504          $  3,312
Operating expenses..............      (1,463)           (1,368)
Depreciation and amortization...        (847)             (830)
Interest expense................      (2,179)           (2,166)
Interest income.................          13                 5
                                    --------          --------


Net Loss........................    $   (972)         $ (1,047)
                                    ========          ========


Equity in loss recorded by
  Congress Street...............    $   (343)         $   (378)
                                    ========          ========










Note E - Notes Payable

   The Company had a short-term line of credit with a bank totaling $200,000 ($1,050,000 at August 31, 1993). No balance was outstanding on the note at August 31, 1994 and $675,000 was outstanding at August 31, 1993. The line of credit is secured by 75,000 shares of the Company's investment in Parkway which had a market value of $919,000 and a carrying value of $1,543,000 at August 31, 1994. The effective average interest rate for the years ended August 31, 1994, and 1993 was 7.8%, and 8.00% respectively. The maximum amount outstanding during the years ended August 31, 1994, and 1993 was $972,000, and $1,500,000 respectively. The line of credit will mature on December 30, 1995. Interest paid was $28,000 in 1994, and $98,000 in 1993.

Note F - Deferred Gain

   On February 2, 1990, the Company sold the Eastover Bank Building. Congress Street recorded the sale under the deposit method and accounted for the building as an operating asset until August 31, 1990 because Congress Street had guaranteed net operating income ("NOI") to the purchaser and had received as part of the purchase price a mortgage note of $727,000 at 10.3% subordinate to an existing first mortgage. The purchaser repaid the subordinated mortgage in October 1990, and the Company had no future ownership claim to the building. Use of the deposit method was discontinued beginning in fiscal 1991.

   A deferred gain of approximately $827,000 was recorded as of August 31, 1990. The Company deferred the gain due to several contingencies and commitments related to the sale of the building.
 The Company had guaranteed $41,000 per month of net operating income to the purchaser which expired on January 31, 1992. The second contingency was a capital improvements line of credit. The terms of the sales agreement provided for a line of credit from the Company to the purchaser for tenant improvements totaling $375,000. The line of credit matured on January 31, 1993 with no funds to be advanced past that date. The tenant improvement note is secured by an interest in the limited partnership that purchased the building.

   After the NOI contingency expired in January 1992, the Company recorded for financial reporting purposes a gain of $682,000. The balance of the gain will continue to be deferred and recognized as principal payments are received on the tenant improvement note receivable. The note matures January 31, 1996 and the purchaser is making monthly payments based on a twenty-five year amortization. The balance of the note and deferred gain was $336,000 at August 31, 1994.


Note G - Income Tax Expense

   The following is a reconciliation between the amount reported for income taxes and the amount computed by multiplying income before taxes by the statutory federal tax rate of 34%.

                                             August 31
                                       ----------------------
                                         1994          1993
                                       ----------------------
                                              (In thousands)
Income tax expense based
  on statutory tax rate.................. $    113      $    299
Operating losses not utilized............      148            98
Equity in earnings not deductible
  for federal income taxes...............     (261)         (397)
Federal alternative minimum tax expense..        9            10
State income tax expense.................       32            44
                                          --------      --------
Income tax expense....................... $     41      $     54
                                          ========      ========

   The Company has $3,972,000 of net operating loss carryforwards for financial reporting purposes. For federal income tax reporting, the Company has net operating loss carryforwards of approximately $5,937,000 which expire as follows:

                 August 31                Amounts
                 --------             --------------
                                      (In thousands)
                   2000                 $      56
                   2001                       692
                   2002                        69
                   2003                       988
                   2004                     1,398
                   2006                     1,137
                   2007                       660
                   2008                       558
                   2009                       379
                                        ---------
                                        $   5,937
                                        =========

There were no income taxes paid in fiscal 1994 and 1993.

   The Company's income differs for tax and financial reporting purposes principally because (1) the timing of the recognition of earnings (losses) from real estate partnership investments, (2) the timing of the recognition of earnings (losses) of real estate companies compared to the dividends received from those investments, and (3) the timing of the deduction for depreciation.

   The components of the deferred tax liabilities follows:

                                               August 31
                                         ---------------------
                                          1994          1993
                                         ---------------------
                                           (In thousands)

   Federal alternative minimum tax...... $    31       $    22
   State income tax.....................      93            61
                                         -------       -------
                                         $   124       $    93
                                         =======       =======

Note H - Stock Option and Stock Appreciation Rights Plan

   The Company's Board of Directors and shareholders approved a key employee stock option and stock appreciation rights plan under which 43,200 shares of common stock are reserved for issuance upon exercise of options granted thereunder. The option price may not be less than the fair market value at the date of grant, and in no event may the option be exercisable for more than ten years.

   Under the Company's stock option plan stock appreciation rights are granted to the same key employees and for the same number of shares for which stock options are granted. The rights exercised cannot exceed the number of options exercised. The stock appreciation rights entitle the optionees, upon exercise of the stock option, to receive compensation equal to the excess of the market price over the exercise price. At August 31, 1994, 30,767 options were outstanding, 20,000 were granted with an exercise price of $3.44 and 10,767 with an exercise price of $1.50. During fiscal 1994, 500 options were exercised. At August 31, 1994, 11,933 shares of common stock were available for grant under this plan.


Note I - Capital Transactions

   On October 14, 1993, the Company issued rights to purchase common stock to its shareholders. The Company distributed to each shareholder of record on the Record Date (August 30, 1993) one Right for each share owned. Each right entitled a shareholder to purchase one share at the subscription price of $.80 per share. The rights were transferable and expired 60 days after issuance. In December 1993, the Company completed its rights offering and received proceeds of $805,000, net of expenses. The net proceeds were used by the Company to reduce its bank indebtedness under its line of credit with a bank.

   The Company has authorized 150,000 shares of preferred stock, no par value, which may be issued in series by the Board of Directors with such dividend and liquidation preferences, voting rights, dividend rates, conversion rights and redemption price as the Board of Directors shall determine. At August 31, 1994, and 1993, there were no shares of preferred stock outstanding.


Note J - Related Party Transactions

   The Company had an expense-sharing agreement with Eastover, Parkway and EastGroup Properties ("EastGroup") pursuant to which the participants shared administrative offices at the same location in Jackson, Mississippi and common officers and other personnel, subject to the authority of the board of directors of each participating company to elect or appoint and remove its officers in accordance with its certificate of incorporation, declaration of trust or other charter documents and applicable law. EB, Inc. had a separate administrative agreement with Congress Street which allowed EB, Inc. to participate in the expense-sharing agreement on the same basis as the companies which are parties to the expense-sharing arrangement. Under this arrangement, the participants shared the cost of the common officers and other employees and of shared facilities and activities. These common costs were initially paid by Congress Street, which served as the administrator of the agreement, and the other participants paid the Company an annual fee (on a monthly basis) of one half of one percent of their assets which are publicly-traded securities.
After these fees, any profits from Eastover Realty Corporation ("Eastover Realty") and the fees from LNH REIT, Inc. ("LNH"), Citizens Growth Properties ("Citizens") and Rockwood National Corporation ("Rockwood") were subtracted from the total common costs (see further description below), the remaining common costs were allocated on a monthly basis among the Company, EastGroup, Parkway, Eastover and EB, Inc. in proportion to their assets other than publicly-traded securities, based on their balance sheets as contained in their most recent SEC filings. Certain costs which the common officers believed to be particularly attributable to each member company were not shared. These non-allocable costs include but are not limited to directors' and trustees' fees, legal, audit and stock transfer expenses, stationery and items of a similar nature. Congress Street received no fee income for fulfilling its duties as the administrator of the expense-sharing agreement. Congress Street recorded its share of the common expenses,computed as described above, as a general and administrative expense. The Company's share of these common costs were $56,000 in 1994 and $49,000 in 1993. The amounts that Congress Street allocated to the other companies totalled $2,039,000 for 1994 and $1,634,000 for 1993. The Company had
amounts payable to the participating companies totaling $90,000 in 1994 and $260,000 in 1993, which represented advances made by the participating companies to Congress Street.
Note J - Related Party Transactions (continued)

   Citizens Growth Properties, a former member of the Eastover Group of Companies withdrew from the expense sharing agreement effective September 30, 1989. Citizens contracted with Congress Street to manage the day-to-day operations for a fixed annual fee of $40,000 cancelable on sixty days notice by either party. Effective September 1, 1990, Rockwood withdrew from the expense sharing agreement. Rockwood signed an agreement separately with the Company whereby the Company provided management and administrative services for an annual fee of the lessor of $196,000 or the amount that would have been paid under the expense sharing agreement. This agreement was terminated June 29, 1994. Effective April 22, 1992, LNH REIT, Inc. moved its corporate offices to Jackson, Mississippi and agreements were executed whereby the Company, through an affiliated partnership, provided certain management and administrative services for LNH REIT, Inc. for an annual fee of $125,000.

   The Company signed an amendment to the One Place Partner's Partnership Agreement whereby Parkway loaned to the Company the Company's portion of capital contributions. This note accrued interest at prime plus one percent with interest due annually. At August 31, 1994 and 1993, $389,000 and $448,000, respectively, was outstanding on the loan from Parkway.

   A part of the common expenses of the Eastover Group of Companies is the cost of office space leased from One Jackson Place. The
Company's lease expires on March 31, 1995.